EXHIBIT 99.2
UNITED BANKSHARES, INC. AND SUBSIDIARIES
Washington, D.C. and Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)
Consolidated Statements of Income

	Three Months Ended				Year to Date
	September	September	June	March	September	September
	2007	2006	2007	2007	2007	2006
Interest & Loan Fees Income	$117,309	$102,435	$101,702	$100,622	$319,633	$298,477
Tax Equivalent Adjustment	4,210	3,891	4,086	4,011	12,307	11,407

Interest & Fees Income (FTE)	121,519	106,326	105,788	104,633	331,940	309,884
Interest Expense	58,197	47,506	48,882	47,960	155,039	132,947

Net Interest Income (FTE)	63,322	58,820	56,906	56,673	176,901	176,937

Credit Loss Provision	1,550	571	850	350	2,750	1,169

Non-Interest Income:
Investment Securities Transactions	172	(134)	165	157	494	(3,071)
Fees from Trust & Brokerage Services	3,788	3,190	3,763	3,546	11,097	9,857
Fees from Deposit Services	9,087	7,367	7,869	7,178	24,134	21,575
Other Charges, Commissions, and Fees	2,285	1,785	1,791	1,693	5,769	5,202
Income from Bank Owned Life Insurance	1,179	1,181	1,327	1,459	3,965	3,285
Income from Mortgage Banking	124	236	162	161	447	615
(Loss) Gain on Termination of Interest Rate Swaps Associated with Prepayment of FHLB Advances	—	(7,659)	787	—	787	(4,599)
Other Non-Interest Revenue	691	248	661	722	2,074	1,437

Total Non-Interest Income	17,326	6,214	16,525	14,916	48,767	34,301

Non-Interest Expense:
Salaries and Employee Benefits	17,452	15,740	14,633	14,745	46,830	46,789
Net Occupancy	3,823	3,031	3,114	3,456	10,393	9,458
Other Expense	16,399	12,423	13,197	12,580	42,176	37,915
Prepayment Penalties on FHLB Advances	—	8,261	786	—	786	8,261
Amortization of Intangibles	1,000	459	383	407	1,790	1,453
OREO Expense	202	155	238	164	604	252
FDIC Expense	146	145	145	143	434	437

Total Non-Interest Expense	39,022	40,214	32,496	31,495	103,013	104,565

Income Before Income Taxes (FTE)	40,076	24,249	40,085	39,744	119,905	105,504

Tax Equivalent Adjustment	4,210	3,891	4,086	4,011	12,307	11,407

Income Before Income Taxes	35,866	20,358	35,999	35,733	107,598	94,097

Taxes	10,063	6,193	11,487	11,326	32,876	29,863

Net Income	$25,803	$14,165	$24,512	$24,407	$74,722	$64,234

MEMO: Effective Tax Rate	28.06%	30.42%	31.91%	31.70%	30.55%	31.74%

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Washington, D.C. and Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)
Consolidated Balance Sheets

	September 30	September 30
	2007	2006	September 30	December 31	September 30
	Q-T-D Average	Q-T-D Average	2007	2006	2006

Cash & Cash Equivalents	$243,752	$189,966	$204,461	$259,013	$172,536

Securities Available for Sale	1,054,112	1,032,776	1,098,548	1,010,252	1,022,032
Held to Maturity Securities	161,971	214,566	158,252	212,296	214,237
Other Investment Securities	60,723	55,595	66,469	52,922	51,740

Total Securities	1,276,806	1,302,937	1,323,269	1,275,470	1,288,009

Total Cash and Securities	1,520,558	1,492,903	1,527,730	1,534,483	1,460,545

Loans Held for Sale	1,659	4,066	954	2,041	3,510

Commercial Loans	3,241,440	2,678,541	3,423,202	2,757,957	2,678,020
Mortgage Loans	1,817,068	1,728,433	1,783,319	1,694,922	1,718,778
Consumer Loans	383,813	364,429	386,724	360,829	359,875

Gross Loans	5,442,321	4,771,403	5,593,245	4,813,708	4,756,673

Unearned Income	(7,065)	(6,634)	(6,919)	(6,961)	(6,469)

Loans, Net of Unearned Income	5,435,256	4,764,769	5,586,326	4,806,747	4,750,204

Allowance for Loan Losses	(49,088)	(44,087)	(50,353)	(43,629)	(43,801)

Goodwill	292,076	167,421	312,857	167,421	167,421
Other Intangibles	16,702	3,317	11,955	2,640	3,074

Total Intangibles	308,778	170,738	324,812	170,061	170,495

Real Estate Owned	4,519	2,601	5,338	4,231	2,517
Other Assets	275,283	235,058	290,881	243,664	250,056

Total Assets	$7,496,965	$6,626,048	$7,685,688	$6,717,598	$6,593,526

MEMO: Earning Assets	$6,737,658	$6,065,547	$6,897,429	$6,082,080	$6,028,100

Interest-bearing Deposits	$4,391,017	$3,897,572	$4,471,530	$3,924,985	$3,930,774
Noninterest-bearing Deposits	876,034	852,850	874,696	903,207	819,781

Total Deposits	5,267,051	4,750,422	5,346,226	4,828,192	4,750,555

Short-term Borrowings	712,609	680,201	730,618	682,266	642,249
Long-term Borrowings	714,870	497,516	775,131	499,200	502,498

Total Borrowings	1,427,479	1,177,717	1,505,749	1,181,466	1,144,747

Other Liabilities	66,534	61,216	78,444	73,848	62,891

Total Liabilities	6,761,064	5,989,355	6,930,419	6,083,506	5,958,193

Common Equity	735,901	636,693	755,269	634,092	635,333

Total Shareholders’ Equity	735,901	636,693	755,269	634,092	635,333

Total Liabilities & Equity	$7,496,965	$6,626,048	$7,685,688	$6,717,598	$6,593,526

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Washington, D.C. and Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

	Three Months Ended				Year to Date
	September	September	June	March	September	September
Quarterly/Year-to-Date Share Data:	2007	2006	2007	2007	2007	2006

Earnings Per Share:
Basic	$0.60	$0.34	$0.60	$0.60	$1.80	$1.54
Diluted	$0.60	$0.34	$0.60	$0.59	$1.79	$1.53

Common Dividend Declared Per Share:	$0.28	$0.27	$0.28	$0.28	$0.84	$0.81

High Common Stock Price	$32.98	$38.28	$35.37	$39.50	$39.50	$38.50
Low Common Stock Price	$25.70	$34.21	$30.88	$33.60	$25.70	$34.21

Average Shares Outstanding (Net of Treasury Stock):
Basic	42,731,909	41,373,945	40,677,396	40,946,236	41,458,388	41,658,678
Diluted	42,998,484	41,775,111	40,935,684	41,272,213	41,811,493	42,075,862

Memorandum Items:

Tax Applicable to Security Transactions	$60	$(47)	$58	$55	$173	$(1,075)

Common Dividends	$12,089	$11,158	$11,368	$11,452	$34,909	$33,701

	September	September	June	March
EOP Share Data:	2007	2006	2007	2007

Book Value Per Share	$17.49	$15.40	$15.77	$15.65
Tangible Book Value Per Share	$9.97	$11.27	$11.60	$11.49

52-week High Common Stock Price	$39.71	$38.55	$39.71	$39.71
Date	12/28/06	12/02/05	12/28/06	12/28/06
52-week Low Common Stock Price	$25.70	$32.34	$30.88	$33.60
Date	08/06/07	10/12/05	06/26/07	03/14/07

EOP Shares Outstanding (Net of Treasury Stock):	43,182,328	41,248,706	40,523,267	40,823,168

Memorandum Items:

EOP Employees (full-time equivalent)	1,543	1,375	1,310	1,327

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Washington, D.C. and Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

	Three Months Ended				Year to Date
	September	September	June	March	September	September
	2007	2006	2007	2007	2007	2006

Selected Yields and Net Interest Margin:

Loans	7.54%	7.31%	7.44%	7.41%	7.47%	7.14%
Investment Securities	5.76%	5.79%	5.72%	5.65%	5.71%	5.64%
Money Market Investments/FFS	4.76%	5.41%	5.27%	5.62%	5.11%	4.14%
Average Earning Assets Yield	7.17%	6.97%	7.06%	7.03%	7.10%	6.79%
Interest-bearing Deposits	3.63%	3.29%	3.55%	3.49%	3.56%	2.99%
Short-term Borrowings	4.58%	4.17%	4.43%	4.48%	4.50%	3.96%
Long-term Borrowings	5.44%	6.42%	5.77%	5.84%	5.65%	6.55%
Average Liability Costs	3.97%	3.71%	3.89%	3.86%	3.91%	3.50%
Net Interest Spread	3.20%	3.26%	3.17%	3.17%	3.19%	3.29%
Net Interest Margin	3.75%	3.87%	3.80%	3.79%	3.78%	3.87%

Selected Financial Ratios:

Return on Average Common Equity	13.91%	8.83%	15.22%	15.44%	14.81%	13.38%
Return on Average Assets	1.37%	0.85%	1.50%	1.51%	1.45%	1.29%
Efficiency Ratio	47.00%	60.77%	43.51%	43.20%	44.68%	48.00%

	September		September		June		March
	2007		2006		2007		2007
Loan / Deposit Ratio	104.49%		99.99%		102.25%		99.47%
Allowance for Loan Losses/ Loans, Net of Unearned Income	0.90%		0.92%		0.90%		0.93%
Allowance for Credit Losses (1)/ Loans, Net of Unearned Income	1.05%		1.11%		1.06%		1.11%
Nonaccrual Loans / Loans, Net of Unearned Income	0.16%		0.13%		0.16%		0.13%
90-Day Past Due Loans/ Loans, Net of Unearned Income	0.25%		0.15%		0.21%		0.11%
Non-performing Loans/ Loans, Net of Unearned Income	0.41%		0.29%		0.37%		0.24%
Non-performing Assets/ Total Assets	0.37%		0.24%		0.33%		0.24%
Primary Capital Ratio	10.51%		10.35%		10.33%		10.43%
Shareholders’ Equity Ratio	9.83%		9.64%		9.64%		9.72%
Price / Book Ratio	1.74	x	2.42	x	2.02	x	2.24	x
Price / Earnings Ratio	12.68	x	27.44	x	13.28	x	14.81	x

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Washington, D.C. and Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

	September	September	December	June	March
Asset Quality Data:	2007	2006	2006	2007	2007

EOP Non-Accrual Loans	$8,958	$6,357	$5,755	$7,842	$6,068
EOP 90-Day Past Due Loans	13,827	7,272	8,432	9,869	5,416

Total EOP Non-performing Loans	$22,785	$13,629	$14,187	$17,711	$11,484

EOP Other Real Estate & Assets Owned	5,338	2,517	4,231	4,074	3,991

Total EOP Non-performing Assets	$28,123	$16,146	$18,418	$21,785	$15,475

	Three Months Ended				Year to Date
	September	September	June	March	September	September
Allowance for Credit Losses:(1)	2007	2006	2007	2007	2007	2006
Beginning Balance	$51,220	$52,895	$52,385	$52,371	$52,371	$52,871
Allowance for Acquired Loans	7,648	—	—	—	7,648	—
Provision Expense	1,550	571	850	350	2,750	1,169

	60,418	53,466	53,235	52,721	62,769	54,040
Gross Charge-offs	(2,104)	(1,168)	(2,231)	(617)	(4,952)	(2,482)
Recoveries	303	238	216	281	800	978

Net Charge-offs	(1,801)	(930)	(2,015)	(336)	(4,152)	(1,504)

Ending Balance	$58,617	$52,536	$51,220	$52,385	$58,617	$52,536

Note:	(1) Includes allowances for loan losses and lending-related commitments.